Lord Abbett

Quarterly Portfolio Holdings Report

Lord Abbett
Affiliated Fund

For the period ended January 31, 2025

Schedule of Investments (unaudited)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2025

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.35%

COMMON STOCKS 97.81%

Aerospace & Defense 3.70%
General Electric Co.	683,858	$139,212,973
Northrop Grumman Corp.	192,758	93,925,191
Total		233,138,164

Banks 9.15%
Bank of America Corp.	2,878,511	133,275,059
East West Bancorp, Inc.	606,906	62,493,111
JPMorgan Chase & Co.	821,225	219,513,442
Wells Fargo & Co.	2,045,322	161,171,374
Total		576,452,986

Beverages 0.93%
Coca-Cola Co.	928,266	58,926,326

Biotechnology 1.89%
AbbVie, Inc.	473,379	87,054,398
Gilead Sciences, Inc.	330,179	32,093,399
Total		119,147,797

Building Products 1.46%
Allegion PLC (Ireland)(a)	691,618	91,798,457

Capital Markets 11.50%
Ameriprise Financial, Inc.	135,788	73,781,768
Blackrock, Inc.	95,402	102,604,851
Blackstone, Inc.	366,018	64,825,448
Cboe Global Markets, Inc.	192,095	39,250,771
Charles Schwab Corp.	1,923,951	159,149,227
Evercore, Inc. Class A	109,740	31,963,970
Morgan Stanley	742,402	102,770,709
Nasdaq, Inc.	383,326	31,563,063
S&P Global, Inc.	227,808	118,781,369
Total		724,691,176

Chemicals 1.60%
Linde PLC	226,803	101,181,354

Commercial Services & Supplies 1.54%
Waste Management, Inc.	442,109	97,378,928
Investments	Shares	Fair Value
Construction Materials 2.32%
CRH PLC	1,477,230	$146,290,087

Consumer Staples Distribution & Retail 4.14%
Costco Wholesale Corp.	36,265	35,535,348
Walmart, Inc.	2,297,995	225,571,189
Total		261,106,537

Distributors 0.71%
Pool Corp.	129,309	44,514,623

Electric: Utilities 2.59%
Entergy Corp.	2,013,784	163,277,607

Electrical Equipment 2.47%
Eaton Corp. PLC	100,401	32,774,902
Emerson Electric Co.	944,761	122,771,692
Total		155,546,594

Ground Transportation 0.53%
Union Pacific Corp.	134,429	33,310,162

Health Care Equipment & Supplies 2.49%
Abbott Laboratories	1,225,227	156,743,290

Health Care Providers & Services 3.32%
Labcorp Holdings, Inc.	252,194	62,998,061
UnitedHealth Group, Inc.	270,188	146,574,288
Total		209,572,349

Hotels, Restaurants & Leisure 0.92%
Booking Holdings, Inc.	7,616	36,081,257
McDonald’s Corp.	76,573	22,106,625
Total		58,187,882

Household Durables 0.34%
PulteGroup, Inc.	191,029	21,735,280

Household Products 0.56%
Procter & Gamble Co.	211,406	35,091,282

Information Technology Services 0.91%
Accenture PLC Class A (Ireland)(a)	149,401	57,511,915

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2025

Investments	Shares	Fair Value
Insurance 5.44%
Chubb Ltd. (Switzerland)(a)	358,321	$97,420,313
Manulife Financial Corp. (Canada)(a)	3,363,827	100,612,066
Marsh & McLennan Cos., Inc.	667,046	144,668,937
Total		342,701,316

Interactive Media & Services 4.13%
Alphabet, Inc. Class A	646,126	131,822,627
Meta Platforms, Inc. Class A	186,213	128,334,275
Total		260,156,902

Life Sciences Tools & Services 1.23%
Danaher Corp.	347,807	77,470,531

Machinery 2.68%
Cummins, Inc.	83,269	29,664,581
Parker-Hannifin Corp.	196,931	139,240,064
Total		168,904,645

Metals & Mining 1.41%
Reliance, Inc.	136,416	39,492,432
Steel Dynamics, Inc.	384,860	49,339,052
Total		88,831,484

Oil, Gas & Consumable Fuels 7.26%
Expand Energy Corp.	380,414	38,650,062
Exxon Mobil Corp.	1,809,466	193,305,253
Kinder Morgan, Inc.	5,050,312	138,782,574
Marathon Petroleum Corp.	91,007	13,260,630
Shell PLC ADR	1,118,195	73,633,141
Total		457,631,660

Pharmaceuticals 0.37%
Eli Lilly & Co.	28,506	23,120,646

Professional Services 0.50%
Booz Allen Hamilton Holding Corp.	244,061	31,483,869
Investments	Shares	Fair Value
Semiconductors & Semiconductor Equipment 5.79%
Analog Devices, Inc.	454,597	$96,324,559
Broadcom, Inc.	491,941	108,851,785
Lam Research Corp.	500,304	40,549,639
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	571,091	119,540,768
Total		365,266,751

Software 3.44%
Microsoft Corp.	166,844	69,250,271
Roper Technologies, Inc.	95,335	54,879,593
Salesforce, Inc.	272,106	92,978,620
Total		217,108,484

Specialty Retail 3.28%
Lowe’s Cos., Inc.	356,076	92,594,003
Ross Stores, Inc.	758,306	114,170,551
Total		206,764,554

Textiles, Apparel & Luxury Goods 1.11%
LVMH Moet Hennessy Louis Vuitton SE(b)	95,442	69,806,692

Tobacco 2.92%
Philip Morris International, Inc.	1,414,431	184,158,916

Trading Companies & Distributors 5.18%
AerCap Holdings NV (Ireland)(a)	1,025,411	98,029,291
Ferguson Enterprises, Inc.	374,707	67,866,932
United Rentals, Inc.	123,749	93,809,167
Watsco, Inc.	139,779	66,896,832
Total		326,602,222
Total Common Stocks (cost $4,473,196,929)		6,165,611,468

CONVERTIBLE PREFERRED STOCKS 1.54%

Electric: Utilities 1.54%
NextEra Energy, Inc. (cost $102,210,345)	1,977,327	97,017,549
Total Long-Term Investments (cost $4,575,407,274)		6,262,629,017

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2025

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.73%

Repurchase Agreements 0.73%
Repurchase Agreement dated 1/31/2025, 2.050% due 2/3/2025 with Fixed Income Clearing Corp. collateralized by $46,610,300 of U.S. Treasury Note at 4.250% due 12/31/2026; value: $46,809,140; proceeds: $45,899,015 (cost $45,891,176)	$45,891,176	$45,891,176
Total Investments in Securities 100.08% (cost $4,621,298,450)		6,308,520,193
Other Assets and Liabilities – Net (0.08)%		(5,293,310)
Net Assets 100.00%		$6,303,226,883

ADR	American Depositary Receipt.

(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.

The following is a summary of the inputs used as of January 31, 2025 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Textiles, Apparel & Luxury Goods	$–	$69,806,692	$–	$69,806,692
Remaining Industries	6,095,804,776	–	–	6,095,804,776
Convertible Preferred Stocks	–	97,017,549	–	97,017,549
Short-Term Investments
Repurchase Agreements	–	45,891,176	–	45,891,176
Total	$6,095,804,776	$212,715,417	$–	$6,308,520,193

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of January 31, 2025 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any

Notes to Schedule of Investments (unaudited)(concluded)

additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of January 31, 2025, the Fund did not have any securities on loan.

QPHR-AFF-1Q
(03/25)